SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549
                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934
           Date of Report (Date of Earliest Event Reported):  July 14, 1994


                            IDB COMMUNICATIONS GROUP, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                       Delaware
                    (State or Other Jurisdiction of Incorporation)
                           0-14972                   93-0933098
                         (Commission                   (I.R.S. Employer
                           File No.)                   Identification No.)

             10525 West Washington Boulevard, Culver City, California
                             (Address of Principal Executive Offices)

               90232-1922
               (Zip Code)

              (213) 870-9000
              (Registrant's Telephone Number, Including
               Area Code)











































          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

                None.

          (b)  Pro Forma Financial Information.

                None.

          (c)  Exhibits.


          Exhibit
          No.                      Description
         _______         _________________________________

          99.1           Press Release dated July 14, 1994



                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Culver City, State of California, on July 15, 1994.

                    IDB COMMUNICATIONS GROUP, INC.


                           /s/ Peter F. Hartz
                    By: ______________________________________________
                           Peter F. Hartz
                           Senior Vice President, Sales and Marketing